Exhibit (j)

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Income Trust

We consent to the use of our reports dated April 17, 2017 with respect to the financial statements of Western Asset California Municipals Fund and Western Asset Managed Municipals Fund, and April 18, 2017 with respect to the financial statements of Western Asset Emerging Markets Debt Fund and Western Asset Short Duration Municipal Income Fund each a series of the Legg Mason Partners Income Trust, as of February 28, 2017, incorporated herein by reference and to the references to our firm under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statements of Additional Information.

New York, New York

June 19, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Income Trust of our report dated April 17, 2018, relating to the financial statements and financial highlights, which appears in Western Asset California Municipals Fund’s Annual Report on Form N-CSR for the year ended February 28, 2018. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland
June 19, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Income Trust of our report dated April 17, 2018, relating to the financial statements and financial highlights, which appears in Western Asset Emerging Markets Debt Fund’s Annual Report on Form N-CSR for the year ended February 28, 2018. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland
June 19, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Income Trust of our report dated April 17, 2018, relating to the financial statements and financial highlights, which appears in Western Asset Managed Municipals Fund’s Annual Report on Form N-CSR for the year ended February 28, 2018. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland
June 19, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Income Trust of our report dated April 17, 2018, relating to the financial statements and financial highlights, which appears in Western Asset Short Duration Municipal Income Fund’s Annual Report on Form N-CSR for the year ended February 28, 2018. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland
June 19, 2018